UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 18, 2012
(Date of Report (Date of Earliest Event Reported))

United Bancorp, Inc.
(Exact name of registrant as specified in charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

2723 S. State Street, Ann Arbor, MI 48104
(Address of principal executive offices)

(734) 214-3700
(Registrant's telephone number including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 18, 2012, United Bancorp, Inc. (the "Company") issued a press release announcing that it has repurchased the warrant (the "Warrant") to purchase 311,492 shares of common stock of the Company that was issued to the United States Department of the Treasury (the "Treasury") in connection with the Company's participation in the Troubled Asset Relief Program ("TARP") Capital Purchase Program. The Warrant was repurchased at a mutually agreed upon price of $38,000. Settlement of the repurchase of the Warrant occurred on July 18, 2012. Following the settlement of the TARP Warrant on July 18, 2012, the Treasury has no remaining investment in United Bancorp, Inc.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press release dated July 18, 2012, issued by United Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Bancorp, Inc. (Registrant)
By:

Date: July 18, 2012	/s/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated July 18, 2012, issued by United Bancorp, Inc.